                                                                     Exhibit 4.1


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

     TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

          COMMON STOCK                                                                                              COMMON STOCK
        PAR VALUE $.0001                                                                                               SHARES
                                                                                                                 -------------------
INCORPORATED UNDER THE LAWS OF THE
        STATE OF MARYLAND                                                                                        -------------------

                                                                                                                  CUSIP 103354 10 6

                                                                                                                   SEE REVERSE FOR
                           THE BOYDS COLLECTION, LTD.                                                            CERTAIN DEFINITIONS



     THIS CERTIFIES THAT






     IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 PER SHARE OF COMMON STOCK OF

=========================================================THE BOYDS COLLECTION, LTD.=================================================

transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [THE BOYDS COLLECTION LTD. 1985 CORPORATE MARYLAND SEAL]

     /s/ Christine L. Bell                                           /s/ Gary M. Lowenthal


                   COO AND SECRETARY                                                             CEO AND
                                                                                   CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:

                 THE BANK OF NEW YORK
                                         TRANSFER AGENT
                                          AND REGISTRAR

BY        /s/ William J. Skinner

                                     AUTHORIZED SIGNATURE

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                           THE BOYDS COLLECTION, LTD.

     The Corporation will furnish without charge to each stockholder who so requests the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of stock or series thereof of the Corporation. Such request may be made to the Secretary of the Corporation at the Corporation's principal office or to the transfer agent.

                               -----------------

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                               -----------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common                                UNIF GIFT MIN ACT - _________________ Custodian _________________
     TEN ENT - as tenants by the entireties                                                 (Cust)                      (Minor)
     JT TEN  - as joint tenants with right of                                          under Uniform Gifts to Minors
               survivorship and not as tenants                                         Act ______________________
               in common                                                                          (State)


                              Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED,                 HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                        ATTORNEY
-----------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ------------------



                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


BY
  ------------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.